SUB-ITEM 77 C:  Submission of
matters to a vote of security
holders

A Special Meeting of
Shareholders of Federated
Trust for U.S. Treasury
Obligations (TTO) was held
on June 5, 2015.  The
following items, which are
required to be reported
under this SUB-ITEM 77C,
were voted on at the meeting:

1. To approve or disapprove
a revision of the Fund?s
fundamental investment
limitation regarding lending;

       Shares voted
affirmatively
...................................107,23
1,827
	Shares voted
negatively
.......................................305,
160
	Shares abstaining
..............................................
..20,792,337

2. To approve or disapprove
a revision of the Fund?s
fundamental investment
limitation regarding investing
in real estate;

       Shares voted
affirmatively
...................................107,23
1,827
	Shares voted
negatively
.......................................305,
160
	Shares abstaining
..............................................
..20,792,337

3. To approve or disapprove
a revision of the Fund?s
fundamental investment
limitation regarding investing
in commodities;

	Shares voted
affirmatively
...................................107,23
1,827
	Shares voted
negatively
.......................................305,
160
	Shares abstaining
..............................................
..20,792,337

4. To approve or disapprove
removing from the Fund?s
fundamental policies its
fundamental investment
limitation regarding pledging
assets and maintaining the
same investment limitation,
in its current form, as a non-
fundamental investment
limitation;

       Shares voted
affirmatively
...................................90,151
,039
	Shares voted
negatively
.......................................17,3
85,947
	Shares abstaining
..............................................
..20,792,337

5. To approve or disapprove
removing from the Fund?s
fundamental policies its
fundamental investment
limitation regarding selling
short and maintaining the
same investment limitation,
in its current form, as a non-
fundamental investment
limitation; and

       Shares voted
affirmatively
...................................90,151
,039
	Shares voted
negatively
.......................................17,3
85,947
	Shares abstaining
..............................................
..20,792,337

6. To approve or disapprove
removing from the Fund?s
fundamental policies its
fundamental investment
limitation regarding
purchases on margin and
maintaining the same
investment limitation, in its
current form, as a non-
fundamental investment
limitation.

	Shares voted
affirmatively
...................................90,151
,039
	Shares voted
negatively
.......................................17,3
85,947
	Shares abstaining
..............................................
..20,792,337


The Definitive
Prospectus/Proxy Statement
for this Special Meeting was
filed with the Securities and
Exchange Commission on
April 30, 2015, and is
incorporated by reference.
(File No. 811-5950)


SUB-ITEM 77 C:  Submission of matters
to a vote of security holders

A Special Meeting of Shareholders
of Federated Automated Cash
Management Trust, Federated
Automated Government Cash
Reserves, Federated California
Municipal Cash Trust, Federated
Capital Reserves Fund, Federated
Connecticut Municipal Cash Trust,
Federated Florida Municipal Cash
Trust, Federated Georgia Municipal
Cash Trust, Federated Government
Obligations Fund, Federated
Government Obligations Tax-
Managed Fund, Federated
Government Reserves Fund,
Federated Liberty U.S. Government
Money Market Trust, Federated
Massachusetts Municipal Cash
Trust, Federated Master Trust,
Federated Michigan Municipal Cash
Trust, Federated Minnesota
Municipal Cash Trust, Federated
Money Market Management,
Federated Municipal Obligations
Fund, Federated Municipal Trust,
Federated New Jersey Municipal
Cash Trust, Federated New York
Municipal Cash Trust, Federated
North Carolina Municipal Cash
Trust, Federated Ohio Municipal
Cash Trust, Federated
Pennsylvania Municipal Cash Trust,
Federated Prime Cash Obligations
Fund, Federated Prime Obligations
Fund, Federated Prime Value
Obligations Fund, Federated Tax-
Free Obligations Fund, Federated
Tax-Free Trust, Federated Treasury
Obligations Fund, Federated Trust
for U.S. Treasury Obligations,
Federated U.S. Treasury Cash
Reserves, Federated Virginia
Municipal Cash Trust and Tax-Free
Money Market Fund (collectively,
the ?Funds?),  portfolios of Money
Market Obligations Trust  (the
?Trust?), was held on August 6,
2015.  The following item, which is
required to be reported under this
SUB-ITEM 77C, was voted on at
the meeting:

AGENDA ITEM 1
To elect certain Trustees
(?Trustees?) of the Trust, each to
hold office for the term inidcated.1
Name
   For
Against

Abstain
John T. Collins
82,247,412,683.875
1,206,600,137.258

2,937,326,406.466
G. Thomas Hough
82,472,127,518.626
972,044,673.236

2,947,167,035.737
Maureen Lally-Green
82,231,174,135.426
1,240,359,680.593

2,919,805,411.580
P. Jerome Richey
82,307,948,884.016
1,107,052,521.345

2,976,337,822.238
1	The following Trustees
continued their terms: John F.
Donahue, J. Christopher Donahue,
Peter E. Madden, Charles F.
Mansfield, Jr., Thomas M. O?Neill
and John S. Walsh.

Due to insufficient affirmative
shareholder vote for the remaining
shareholder proposals, the August
6, 2015 Special Meeting of
Shareholders of the Funds was
adjourned until August 10, 2015
and subsequently adjourned again
to August 12, 2015.

At the August 12, 2015 Special
Meeting of Shareholders, the
following items were considered by
shareholders of Trust and the
results of their voting were as
follows:
AGENDA ITEM 2
To modernize and make more
efficient the Trust?s Declaration of
Trust through the following
amendments:

(a)	Permit the Trust
or any Fund to
comply with
requirements of
amendments to
Rule 2a-7 under
the Investment
Company Act of
1940, as
amended (the
?1940 Act?),
including to
involuntarily
redeem shares
held by
shareholders who
do not meet
qualifications for
ownership or to
comply with
applicable laws
and regulations.

FOR
68,551,793,859.693
AGAINST
611,375,005.452
ABSTAIN
1,929,958,412.524
BROKER NON-VOTE
18,581,186,850.909


(b)	Permit the
Trustees to
authorize the
Trust, or any
Fund or class, as
applicable, to
dissolve, convert,
merge,
consolidate,
reorganize, sell
all or any part of
its assets,
exchange shares
or re-domicile
without
shareholder
approval, to the
extent permitted
under the 1940
Act.

FOR
61,721,974,272.950
AGAINST
7,391,892,163.229
ABSTAIN
1,979,260,841.490
BROKER NON-VOTE
18,581,186,850.909


(c)	Permit future
amendments to
the Declaration of
Trust to be made
by the Trustees,
to the extent that
a shareholder
vote is not
required under
the 1940 Act and
that those
amendments are
not in
contravention of
federal securities
laws.

FOR
60,982,221,140.632
AGAINST
8,150,881,806.859
ABSTAIN
1,960,024,330.178
BROKER NON-VOTE
18,581,186,850.909

The Definitive Proxy Statement for
this Special Meeting was filed with
the Securities and Exchange
Commission on June 18, 2015, and
is incorporated by reference. (File
No. 811-5950).


SHAREHOLDER
MEETING RESULTS
(UNAUDITED)
A Special Meeting of Shareholders
of Federated Automated Cash
Management Trust, Federated
Automated Government Cash
Reserves, Federated California
Municipal Cash Trust, Federated
Capital Reserves Fund, Federated
Connecticut Municipal Cash Trust,
Federated Florida Municipal Cash
Trust, Federated Georgia Municipal
Cash Trust, Federated Government
Obligations Fund, Federated
Government Obligations Tax-
Managed Fund, Federated
Government Reserves Fund,
Federated Liberty U.S. Government
Money Market Trust, Federated
Massachusetts Municipal Cash
Trust, Federated Master Trust,
Federated Michigan Municipal Cash
Trust, Federated Minnesota
Municipal Cash Trust, Federated
Money Market Management,
Federated Municipal Obligations
Fund, Federated Municipal Trust,
Federated New Jersey Municipal
Cash Trust, Federated New York
Municipal Cash Trust, Federated
North Carolina Municipal Cash
Trust, Federated Ohio Municipal
Cash Trust, Federated
Pennsylvania Municipal Cash Trust,
Federated Prime Cash Obligations
Fund, Federated Prime Obligations
Fund, Federated Prime Value
Obligations Fund, Federated Tax-
Free Obligations Fund, Federated
Tax-Free Trust, Federated Treasury
Obligations Fund, Federated Trust
for U.S. Treasury Obligations,
Federated U.S. Treasury Cash
Reserves, Federated Virginia
Municipal Cash Trust and Tax-Free
Money Market Fund (collectively,
the ?Funds?),  portfolios of Money
Market Obligations Trust  (the
?Trust?), was held on August 6,
2015.  On June 8, 2015, the record
date for shareholders voting at the
meeting, there were
178,349,848,437 total outstanding
shares of the Trust.

The following item was considered
by shareholders of the Trust and
the results of their voting were as
follows:
AGENDA ITEM 1
To elect certain Trustees
(?Trustees?) of the Trust, each to
hold office for the term inidcated.1
Name
   For
Against

Abstain
John T. Collins
82,247,412,683.875
1,206,600,137.258

2,937,326,406.466
G. Thomas Hough
82,472,127,518.626
972,044,673.236

2,947,167,035.737
Maureen Lally-Green
82,231,174,135.426
1,240,359,680.593

2,919,805,411.580
P. Jerome Richey
82,307,948,884.016
1,107,052,521.345

2,976,337,822.238
1	The following Trustees
continued their terms: John F.
Donahue, J. Christopher Donahue,
Peter E. Madden, Charles F.
Mansfield, Jr., Thomas M. O?Neill
and John S. Walsh.

Due to insufficient affirmative
shareholder vote for the remaining
shareholder proposals, the August
6, 2015 Special Meeting of
Shareholders of the Funds was
adjourned until August 10, 2015
and subsequently adjourned again
to August 12, 2015.

At the August 12, 2015 Special
Meeting of Shareholders, the
following items were considered by
shareholders of Trust and the
results of their voting were as
follows:
AGENDA ITEM 2
To modernize and make more
efficient the Trust?s Declaration of
Trust through the following
amendments:

(a)	Permit the Trust
or any Fund to
comply with
requirements of
amendments to
Rule 2a-7 under
the Investment
Company Act of
1940, as
amended (the
?1940 Act?),
including to
involuntarily
redeem shares
held by
shareholders who
do not meet
qualifications for
ownership or to
comply with
applicable laws
and regulations.

FOR
68,551,793,859.693
AGAINST
611,375,005.452
ABSTAIN
1,929,958,412.524
BROKER NON-VOTE
18,581,186,850.909


(b)	Permit the
Trustees to
authorize the
Trust, or any
Fund or class, as
applicable, to
dissolve, convert,
merge,
consolidate,
reorganize, sell
all or any part of
its assets,
exchange shares
or re-domicile
without
shareholder
approval, to the
extent permitted
under the 1940
Act.

FOR
61,721,974,272.950
AGAINST
7,391,892,163.229
ABSTAIN
1,979,260,841.490
BROKER NON-VOTE
18,581,186,850.909
(c)	Permit future
amendments to
the Declaration of
Trust to be made
by the Trustees,
to the extent that
a shareholder
vote is not
required under
the 1940 Act and
that those
amendments are
not in
contravention of
federal securities
laws.

FOR
60,982,221,140.632
AGAINST
8,150,881,806.859
ABSTAIN
1,960,024,330.178
BROKER NON-VOTE
18,581,186,850.909